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                              NASH-FINCH COMPANY
                             PROFIT SHARING PLAN
                                 1994 REVISION

                        FIFTH DECLARATION OF AMENDMENT


Pursuant to the retained power of amendment contained in Section 11.2 of the instrument entitled "Nash-Finch Company Profit Sharing Plan -- 1994 Revision," the undersigned hereby amends Section 8.1 of said instrument by substituting "$5000" for "$3500" each place it appears therein.

The foregoing amendment is effective as of January 1, 1998.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers and its corporate seal to be affixed hereto this 24th day of February, 1998.

                                       NASH FINCH COMPANY



Attest:     /s/ NORMAN R. SOLAND       By:     /s/ ALFRED N. FLATEN
        ----------------------------       ----------------------------
                Secretary                          President